Exhibit 99.1
Investor Day May 23, 2023

These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries including the continuing and developing effects of the pandemic including the effects of the outbreak on the general economy and the specific economic responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission, as well as future economic and market circumstances, industry conditions, company performance and financial results, operating efficiencies, availability and price of raw materials, availability and market acceptance of new products, product pricing, domestic and international competitive environments, geopolitical risks and actions and policy changes of domestic and foreign governments. Consequently, such forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Disclosure Regarding Forward-Looking Statements 2

Agenda 3 9:10 AM Built for Sustainable Outperformance Steve Kaniewski | President & Chief Executive Officer Driving Growth and Transformation in Agriculture Josh Dixon | President, Global Irrigation Transforming the Agriculture Industry with Technology Daniel Koppel | President, Agriculture Technology 10:05 AM Q&A and Break 10:45 AM Driving Growth and Transformation in Infrastructure Aaron Schapper | Group President, Infrastructure Accelerating Growth and Transformation through Operational Excellence Diane Larkin | EVP, Global Operations Accelerating Run Grow Transform with a Disciplined Financial Framework Avner Applbaum | EVP & Chief Financial Officer Closing Remarks Steve Kaniewski | President & Chief Executive Officer 12:00 PM Q&A

Built for Sustainable Outperformance Steve Kaniewski President and CEO

Key Messages 5 Enduring business built on a solid foundation that compounds through outperformance, 01 innovation and operational excellence that’s uniquely positioned to serve our expanding markets Introducing “Run Grow Transform” framework to guide Valmont into higher-quality 02 growth sectors where our value proposition aligns to our customers’ needs Leveraging technology and digitization throughout our organization to deliver innovative 03 product solutions, drive digital transformation and grow earnings through the cycle Continuing to embed ESG across our organization as we deliver products, services and 04 solutions that conserve resources and improve life Delivering reliable growth while significantly expanding operating margins and ROIC to 05 drive consistently strong value creation for shareholders

Manufacturing Facilities $2,928 $1,347 Infrastructure Agriculture Valmont Snapshot (NYSE: VMI) Delivering Innovative Solutions for Global Infrastructure and Agriculture Markets 1 As of 05/19/23. 2 See 2022 Annual Report. 3 Includes intersegment sales. 4 Includes amounts attributable to the Infrastructure and Agriculture segments. 5 Please see Company’s Reg G table at end of presentation. Omaha, NE Headquarters $4.3B 2022 Net Sales $6.0B Market Cap1 100+ Countries of Operation2 84 Manufacturing Facilities2 11,000+ Global Employees2 2022 Sales3,4 ($M) 2022 Operating Income4 ($M) $354 $354 $179 $196 GAAP Adjusted Infrastructure Agriculture 6 U.S. & CANADA 69% LATIN AMERICA 9% EMEA 11% APAC 11% 5 2022 Net Sales by Geography Technology Innovation Centers

Building on a Strong Foundation to Accelerate Growth Across Our Business 7 Where We Were: 2018 Where We Are: 2023 • Four segments • Transitioning organizational structure • ~10,000 employees; limited technology (Machine learning and AI) expertise • Early stages of elevating commitments to ESG • Initial building of elements for centralized operations and support structures • Two segments • Centralized and resilient organizational structure • ~11,000 employees with intentional shift in skill sets: more tech savvy having hired over 200 new tech professionals with deep experience in machine learning, computer vision, agronomy and data science • Initiated fellowship program to further upskilling • Delivering innovation and technology to solve customers’ challenges while continuing R&D investments • Driving operational excellence with ESG focus • Targeted investments in solutions that drive growth, efficiency and contribute to our customers’ and Valmont’s sustainability goals • Utilize our market leading position to bring innovative solutions to our customers’ challenges • Capturing opportunities in our rapidly growing markets • Increasing recurring revenue and driving more resilient demand • Delivering disruptive technologies that enable us to transform the industries we serve • Continue to optimize shared service structure for maximum SG&A leverage Where We Are Going: Next 3-5 Years

Our Differentiated Business Model Enables Our Strategy and Drives Strong, Sustainable Shareholder Value

Committed to **Focus Areas**

Establishes our priorities and ensures our activities align with shareholder expectations

United by **Core Values**

Who we are, how we approach our mission, and how we engage with others

Enabling **Value Creation**

Creating value for all stakeholders



Focus Areas
Sustainability
Growth Capital Allocation
Technology Niche Markets
ROIC Focused
Innovative Products & Capabilities
Core Values
Passion
Integrity
Continuous Improvement
Deliver Results
Value Creation

~111%

Total Shareholder Return Over Past 5 Years[1]

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

[1] Total Shareholder Return vs. S&P MidCap 400 Index of 38% and S&P 400 Industrial Machinery of 44%; Source: FactSet as of 12/31/2022

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Breadth of product offerings Differentiated niche industries with high barriers to entry Unparalleled response time and customer service Minimize business cyclicality through innovative solutions that address customer challenges and provide better economics Unmatched channel in capital goods markets Manufacturing expertise and operational excellence Flexible and broad global footprint Cross-sharing of commercial, operational and development resources Uniquely Positioned to Win in Infrastructure and Agriculture Scale and Customer Relationships Enables Valmont to be the Trusted Partner of Choice 9

10 Serving Markets with Multi-Year Demand Drivers Proactively Capturing Attractive Industry Trends to Drive Above Market Growth Our products and solutions, enhanced with innovative technology, are addressing global megatrends and driving above market growth Infrastructure • Energy transition: demand and necessity for renewables, grid hardening and resiliency, and load growth • Long-term need for critical infrastructure investment globally supported by current and future stimulus • Rapid acceleration of telecom deployment and macro buildouts in suburban and rural communities • Uniquely positioned to acquire and aggregate data to enable cities and grids to become smarter Agriculture • Food security for a growing population, improved global diets and bio-friendly fuels • Increasing adoption rates of advanced agronomy • Digital farming management to reduce input costs, increase land productivity and minimize farm labor costs • Replacement and OEM parts opportunities driven by large installed base • Customer sustainability initiatives and constraints on freshwater

Evolving into a higher quality and more dynamic organization that is less cyclical and enhances customer value Introducing “Run Grow Transform” 11 GROW TRANSFORM RUN Built for sustainable outperformance and growth • Proven ability to deliver results and drive growth despite market volatility and economic cycles • Operational excellence through lean daily management and supply chain optimization • Focusing on natural adjacencies in our end markets • Driving geographic expansion • Increasing investment in new product development • Creating growth opportunities through channel management Focus on driving growth faster than markets we serve and building transformative skills Driving higher portion of transformative, high-value revenue • Creating disruptive digital innovation through continued R&D • Increasing digital revenue with an emphasis on ARR, creating more stable revenue with higher margins, better cash flow and higher ROIC • Leveraging our unique position within capital goods markets to bring technology into new areas

Strategic Focus Agriculture Outpacing Our Rapidly Growing Markets and Transforming Our Markets with Technology-Enhanced Offerings Impactful, Smart Solutions for Customers Drive More Resilient and Recurring Revenue for Valmont 12 Energy Transition Super Cycle Technology-driven Solutions Critical Support Services Cellular Network Densification International Opportunities Digital Farming Management Systems and Ag Tech Growth Aftermarket Sales Agronomy Services Consolidation International Expansion Infrastructure to drive increased differentiation by serving customers with unique, innovative solutions with clear value propositions

Delivering on Our Technology Future as We Transform into an Industrial Tech Company Modernizing Our Internal Operations to Drive Enhanced Value for Our Customers and Continued Outperformance 13 Enhancing our core services and product offerings with technology Technology Sales Leveraging data for evaluation of results and both predictive and prescriptive insights Data Science Embedding technology to enhance interactions with our stakeholders and gain insights into our end markets Process, People and Culture Modifying our behaviors and strategies to adapt to a digital world New Ways of Working

CEO-Led ESG Leadership

We have driven ~60% net sales growth[1] since 2018, while…

Operating Sustainably

22,000 MT+	Amount of carbon emissions reduced since 2018
33%	We beat our annual carbon intensity target by 33% since 2018
29.3K kWh/$M	Reduced electricity consumption since 2018
$16M+	Cost avoidance in electricity consumption since 2018

Supporting Global Sustainability

96%	Valmont utility structures sold in NA used to harden the grid
4T gal	Water saved globally through Valley® center pivots
7GWh	Our solar solutions support = keeping over 1.1M cars off the road for a year
21K MT of CO_2	CO_2 reduced annually by remote devices, equal to over 23M pounds of coal burned

Engaging and Celebrating Those That Make it Possible

85%	Responded favorably on the latest Employee Engagement Survey
50%	Targeted percentage increase of people of color in organization by 2025
7	Employee resource groups foster diverse and unique perspectives and a voice to leadership
All	Global locations use Valmont Safety Index as leading indicator

Strong Sustainability Ratings[2] | ISS ESG Rating of 1 across E, S and G | MSCI ESG RATINGS A

We Are Operating and Growing Sustainably and Solving Problems for Our Customers

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

[1]Growth in net sales for the year ended 12/31/22 as compared to net sales for the year ended 12/30/17 [2]As of 5/18/23

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Experienced Board of Directors



Mogens Bay
Chairman
Valmont Industries



Steve Kaniewski
President & CEO
Valmont Industries



Catherine Paglia
Lead Director
Enterprise Asset Management
Audit Committee
Human Resources Committee



Richard Lanoha ◢
President & CEO
Kiewit Corporation
Human Resources Committee



Kaj Den Daas
Retired CEO, Quality Light Source
Retired EVP, Philips Lighting B.V. of the Netherlands
Chair, Audit Committee
ESG Committee; Governance & Nominating Committee



James Milliken
Chancellor, University of Texas System
Audit Committee
ESG Committee
Chair, Governance & Nominating Committee



Ritu Favre ◢
EVP & GM, Business Units,
National Instruments
Chair, ESG Committee
Governance & Nominating Committee



Daniel Neary
Former Chairman & Retired CEO
Mutual of Omaha
Audit Committee; ESG Committee
Chair, Human Resources Committee



Dr. Theodor Freye
Retired CEO of CLAAS KgaA
ESG Committee
Governance & Nominating Committee



Joan Robinson-Berry ◢
Retired SVP & Chief Engineer
The Boeing Company
Human Resources Committee

Skills Matrix

Skill	%
Board Leadership Experience	100%
Operations Experience	100%
Corporate Governance & Oversight	100%
Technology / R&D Experience	80%
International Experience	70%
Industrial / Manufacturing Experience	70%
Financial Experience	40%
Engineering Expertise	40%
IT Expertise	30%

Board Attributes

~65 Years	30%	90%
Average Age	Gender Diversity	Independent

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

◢ New to VMI Board within last 5 years

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Credible Management Team with Deep Industry Expertise

Executive Officers


Steve Kaniewski
President & CEO
2010


Avner Applbaum
EVP & CFO
2020


Tim Donahue
EVP, Corporate and Business Development
2018


Diane Larkin
EVP, Global Operations
2020


Mitchell Parnell
EVP, Chief Human Resources Officer
2015


Aaron Schapper
Group President, Infrastructure
2011


Renee Campbell
SVP, Investor Relations & Treasurer
2017


Gene Padgett
SVP, Finance & Chief Accounting Officer
2022


Ellen Dasher
VP, Global Taxation
1996


Andrew Massey
VP, Chief Legal & Corporate Secretary
2006

Business Leadership


Josh Dixon
President, Global Irrigation
2015


Daniel Koppel
President, Ag Tech
2021


Chris Colwell
President, TD&S and L&T
2011


Aaron King
President, International Infrastructure
2010


Rick Cornish
President, Global Coatings
1996


Joe Catapano
President, Global Telecom
2008


Greg Turi
President, Global Solar
2010

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

New to VMI within last 5 years
New to role within last 2 years

16

Continuing to Drive Sustainable Outperformance 5-Year Financial Targets Execution of Our Strategy is Enabling Us to Accelerate Growth and Transform Our Business 1 Estimated compound annualized growth rates from base year 2022; organic sales growth only 17 12 - 15% EPS Growth1 5 - 8% Net Sales Growth1 >14% Operating Margin 1.0x Net Earnings FCF Conversion >18% ROIC Key Assumptions • Greater near to medium term focus on R&D and digital innovation • FCF conversion target is long-term over the cycle • Financial targets based on performance through the cycle • Excludes future divestitures

Key Takeaways 18 Introducing “Run Grow Transform” framework to guide Valmont into higher-quality growth sectors where our value proposition aligns to our customers’ needs 02 Leveraging technology and digitization throughout our organization to deliver innovative product solutions, drive digital transformation and grow earnings through the cycle 03 Delivering reliable growth while significantly expanding operating margins and ROIC to drive consistently strong value creation for shareholders 05 Enduring business built on a solid foundation that compounds through outperformance, innovation and operational excellence that’s uniquely positioned to serve our expanding markets 01 Continuing to embed ESG across our organization as we deliver products, services and solutions that conserve resources and improve life 04

Driving Growth and Transformation in Agriculture Josh Dixon President, Global Irrigation

Key Messages | Driving Growth and Transformation in Agriculture RUN Executing to meet rapidly growing global market needs driven by a growing population, food security needs, and resource conservation GROW Accelerating international growth in attractive markets, expanding our geographic presence Growing with our dealer network and driving aftermarket parts revenue TRANSFORM Integrating new technology to provide customers and dealers with data-driven insights for yield-enhancing decision-making while driving increased recurring revenue for our bottom line 20

Leveraging Unique Position in Global Agriculture Market to Deliver Irrigation and Technology Solutions 57% 43% North America International 2022 Sales Mix1 Product Lines 2022 Sales %1 Expected 5-yr CAGR3 Equipment and Parts 91% 6-8% Technology Products and Services 9% 15-17% Agriculture Overview | Enabling Growers to Do More with Less 1 Includes intersegment sales. 2 Please see Company’s Reg G table at end of presentation 3 Five-year period from year end 2022 through year end 2027 2022 Operating Income ($M) and Operating Margin $1.3B 2022 Sales1 +31% Y/Y $137 $179 $147 $196 2021 2022 GAAP Adjusted 13.5% 14.4% 13.4% 14.7% 21 2

Continuing to Execute on Our Transformation Journey Where We Were: 2013 • Equipment sales focus with significant majority from pivot systems • Mostly North America business • Small OEM aftermarket presence • Global growth driving to higher growth markets • Aftermarket revenue growing at a faster pace than equipment business • Bundling products and solutions drive recurring revenue • Industry-leading dealer network and a robust network of strategic agri-business customers Rebranding Valley® Irrigation to Valley Agriculture: aligns with breadth of expanded efforts in on-farm infrastructure, services and technology solutions for farmers Solutions focus diversifies product mix: Non-equipment sales expected to be >50% of Agriculture sales by 2027E as parts, solar and technology grow Continuing to expand internationally: expanding footprint with a focus on attractive equatorial markets with multiple growing seasons Expanding project business: seasoned team with a vast funnel of large-scale opportunities, coupled with experienced local engineers allow us to deliver turnkey solutions Where We Are Going: 2027E Where We Are: 2022 – 2023 22

Trusted Partner of Choice for Land Productivity Solutions Fully localized production in all geographies (APAC, EMEA, CALA) Well-Positioned to Win in Irrigation and Agronomy as We Provide Farmers with Life-Changing Solutions Differentiated Assets Proprietary Capabilities 770 global dealer locations and dealer performance program that holds our network accountable to the highest standards Localized aftermarket parts and service depots in all geographies Largest IP portfolio in the mechanized irrigation industry Largest global installed base of running machines Largest number of connected devices in the irrigation industry generating ARR Turnkey design and project management capabilities Valley® Science & Engineering allows us to be a local trusted partner to growers (agronomy services) 23

Well-Positioned to Capture Large and Growing Market Opportunities

Market Drivers

Necessary **productivity enhancements** to reduce input costs and maximize land usage

Growing populations and rise of middle-class dietary demands

Food Security = National Security

Elevated global commodity prices and healthy net farm income levels

Significant **replacement, service, and upgrade opportunity** driven by large installed base

Digital farming management to reduce labor costs and provide real-time actionable insights to growers using technology

Customer **sustainability initiatives** driven by constraints on natural resources


~$8.8B
~$12.6B
2022 Opportunity
2027E Opportunity

Large and Growing Market
Our future SAM is growing at an ~8% CAGR

Expect Valley® Agriculture to Continue to Grow Faster than the Markets We Serve

CONSERVING RESOURCES. IMPROVING LIFE.® valmont
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Center Pivot Increases in Yields Over Dryland Farming 1 2022 Average Closing Prices. 2 USDA 2022 Yield Averages. 3 Based on a typical 160-acre Field 4 Variable Rate Irrigation 44% Corn 29% Soybeans 55% Wheat Significantly Increasing Crop Yields by Precisely Applying Water When and Where it is Needed! Average crops yield >200% more food when irrigated than when relying solely on rainfall1,2,3 Growers can irrigate with any water source available Uniformly apply the correct amount of water at the right time Precision can be further increased with Valley Scheduling™ and VRI4 20% Potatoes % Yield Increase1,2,3 25

Growing Faster than the Market While Deepening Customer Engagement and Developing Higher-Quality Revenue Streams International Expansion Aftermarket Parts Solutions Selling 26

International Sales Expected to Surpass 50% of Agriculture Sales 67% 33% 45% 55% North America International 57% 43% Agriculture Sales1 by Region Growing and Transforming Our Portfolio Through International Expansion 2013 2022 2027E Diversifying international mix to drive stable revenue growth • Strong international pipeline, including large-scale projects in Middle East & Sub-Saharan Africa • Secured $85M order for Irrigation products and technology solutions in Africa in January 2023 Leveraging global footprint to drive localization of capabilities • Creating Centers of Excellence (COEs) • Example: 3x dealers in Brazil since 2013 Growing with our dealer network and driving aftermarket parts revenue • Targeting 1,000 points of sale globally by 2027E • Digitalization of our parts business to leverage our dealers’ investment in regional inventory 1 Includes intersegment sales 27

Growing and Transforming Our Portfolio with Aftermarket Parts



~$240M ▸ ~$540M

2022 Sales | 2027E Sales Target

Growth Drivers

Significant Opportunity as the Trusted Partner of Choice

Machine agnostic offerings serve not only our 228K+ Valley® center pivots, but the entire global center pivot irrigation market

International Growth

13 distribution centers globally in key regions to support the installed base

Transformation Initiatives

Digitization

Improving the way dealers place and track orders with a new and modern electronic catalogue, while also being a marketplace among our dealer network

Reoccurring, High-Value Revenue Stream

Average grower spends ~$2K per year (after 10,000 hours)[1] on pivot repairs

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

[1] VMI Estimates

28

Case Study | Leading Global Provider of Ag Solar Solutions Background 12,500-hectare (30,900 acre) farm in Mato Grosso, Brazil Looking to reduce energy costs to irrigate soy, corn and beans Complex engineering requirements Strong geography for solar solutions – legislation on retail net metering Valmont Solution Solar Installation Under leadership of Ag Solar team, with world-class dealer network support, farm is disconnected from grid, relying solely on clean, renewable solar Ag Solar is a more dependable, economic energy solution Solar Monitoring New Ag Solar Monitoring Solution to market in <1 year provides recurring revenue stream Our exclusive software monitors sustainability and return on investment in real-time, allowing users to track power generation and efficiency of solar Solar plant produces 1,897 MWh/year, reducing the farm’s yearly energy cost by 52.4% Supply power to Valley® center pivots to irrigate soy, corn and beans cultivated on the farm 29 Outcomes

Agriculture 5-Year Outlook and Goals Focused on Increasing Resiliency and Quality of Revenue Stream 30 Expect sales to grow to ~$2B Through the agriculture cycle Further diversify product mix and drive increased recurring and reoccurring sales Non-equipment sales expected to be >50% of Ag Sales Continue to increase International sales to be >50% of Ag Sales Grow from 770 to 1K points of sale globally Aftermarket parts to grow >2x to ~$540M

Valmont Actions • Constraints on natural resources • Food security as national security • Significant replacement, service and upgrade opportunity • Digital farming management Agriculture Expected Sales Growth Bridge 31 Leveraging Market Growth • Grow and Transform initiatives • Driving international expansion; expect international to be >50% of total Agriculture sales • New products, aftermarket parts and solutions • Strategically growing Ag Solar • Deliver agronomic insights Well-Positioned to Drive Above Market Growth $1.3B1 ~$2.0B $550M $150M 1 Includes intersegment sales

Key Takeaways | Agriculture 32 Expect to deliver ~$700M of incremental sales by 2027E RUN Executing to meet rapidly growing global market needs driven by a growing population, food security needs, and resource conservation GROW Accelerating international growth in attractive markets, expanding our geographic presence Growing with our dealer network and driving aftermarket parts revenue TRANSFORM Integrating new technology to provide customers and dealers with data-driven insights for yield-enhancing decision-making while driving increased recurring revenue for our bottom line

Transforming the Agriculture Industry with Technology Daniel Koppel President, Agriculture Technology

Differentiated, Leading Agriculture Technology Business Successfully Integrated and Primed for Growth

Unique Portfolio of Technology Solutions

+145,000 connected devices in 63 countries

Differentiated Assets

Largest globally-integrated provider of field and water management solutions in the industry, with an unparalleled dealer network

200 tech professionals with deep experience in machine learning, computer vision, agronomy and data science

Research and development center in Tel Aviv, Israel

Proprietary Capabilities

First-mover advantage with multiple years of in-season data collection

Legacy Valley® products and solutions: most durable hardware

Proven telemetry and automation from AgSense® (with PivoTrac® and PrecisionKING®)

Advanced field and crop health monitoring from Prospera®

Irrigation monitoring and control, irrigation planning and crop health insights prospera A valmont COMPANY — **Acquired in 2021**

$300M Purchase Price

90+ employees

PivoTrac — **Acquired in 2021**

Increased number of connected agricultural devices

AGSENSE A valmont COMPANY — **Acquired Remaining 49% in 2020**

$42M for remaining stake, 51% in August of 2014

Increased number of connected agricultural devices

PRECISIONKING — **Acquired in 2020**

Increased number of connected agricultural devices

We Have Built a Powerful Foundation for Growth and Innovation Creating a Flywheel Effect for Our Solutions

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

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Key Messages | Agriculture Technology 35 RUN Differentiated Ag Tech organization: integrating product, software and machine learning talent, and operating mode with Valley’s existing industry-leading agri-business professionals, dealer network, and irrigation experts GROW Focused on growth: developing solutions to scale technologies to every pivot on the planet as well as introduce new value proposition based on new data acquisition (sensors, satellites) and data science methods TRANSFORM Disruptive technology: generating actionable information for our customers leveraging AI, machine learning and computer vision capabilities Transforming to a high-margin, solution-based, technology business

Focused on Key Productivity-Enhancing Ag Tech Areas Equipping Farmers and Agronomists with Better Insights through Innovative, Differentiated Technology Solutions 36 Remote Monitor and Control Irrigation Optimization Agronomic Insights • Growers can conveniently monitor and control the health of their crops from their computer, phone, or tablet • Growers can access real-time information about operation, control center pivot irrigation remotely • We provide customized, proprietary solutions to meet individual field needs • Improve efficiency of water and resources, increasing crop yields, while reducing labor and equipment costs • Proactive detection of irrigation issues that are difficult to see with the naked eye (over-watered area, clogged sprinkler, running sprinkler, under-watered area) • Irrigation planning: know exactly when, where, and how much to irrigate • Enable smarter decision making and crop analysis to improve crop health and increasing yields • Learning systems have consistently improving predictive abilities with time and increased data, deepening customer relations • Clear and measurable customer ROI in increased yields and reduced volatility

Industry Leader with Compelling Customer Value Proposition

Quantifiable Value Proposition for the Grower *Helping Farmers Produce More with Less*

Costs Are Rising			Prospera® Solutions Can Help	Savings Generate ROI
~$200/visit Diesel Fuel + Labor	**Fuel up 40%**	**Labor up 17%**	**Reduce Costs** Save thousands by targeting treatments when and where they're needed	**Up to $500** Scouts spending less time in the field
~$50/acre Weed/Pest Treatment				**Up to $1,000/year** In fuel + labor from 5 fewer trips to field
~$180/acre Fertilizer	**Fertilizer up 40%**	**Treatments up 30%**	**Increase Revenue** Optimize timing of treatments to produce healthier crops and higher yields	**Up to $5,000/field** From 1 less weed/pest spraying

Leveraging Technology and Global Reach to Deliver Unique Value to an Expanding Market

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

Source: Revenue improvements are based on a 2% increase in yields per field. Estimates are based on market prices and average yield results provided by the UDSA (Crop Product, August 2022; ISSN: 1936-3737).

37

Technology to Transform the Agriculture Industry

Proactively Addressing Secular Customer and Societal Needs…

- Increasing focus on resource conservation (land, water, chemicals, fertilizers, fuel, time)
- Food security to feed a growing population
- Geopolitical tensions forcing smaller nations to become self-reliant on food production

…With Differentiated, Advanced Technology Solutions Combined with Leading Brand and Distribution Network

- Significantly accelerating deployment of cutting-edge AI technologies
- Leading technology to solve challenges and add value to growers
- Leveraging Valley's distribution network to deploy technology solutions in the field


~$1B
2022 Opportunity
~$1.6B
2027E Opportunity

Growing Market Opportunity

Reoccurring Subscription market expected to grow at +10% CAGR over the 5-year time period

Winning in Agriculture as We Bring Differentiated Technology Solutions to Market Quicker than Anyone Else

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

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Enabling Farmers to Pinpoint Crop Health Issues Faster, Driving Greater Labor and Input Cost Savings Plant Insights Transforms Center Pivots into Crop Monitoring Machines 39 Images provide farmers with real-time insights High-resolution cameras mounted on pivot irrigation spans take thousands of leaf-level pictures of the field every time the pivot moves – even when running dry

Integrating Software with Pivot Infrastructure Disruptive and Differentiated Technology Provides Real-Time, Actionable Insights for Growers 40 Crop Health Analysis Unparalleled agronomist-led AI analysis finds hard-to-detect crop damage and provides helpful insights to ensure higher yield and greater financial returns Images and Alerts Open app to view detailed reports that include high-resolution, GPS-tagged images; ability to share reports with team; farmer receives notification first time an issue is detected Reports Receive detailed reports on preferred day that includes view of each field, an analysis of findings and a comparison with previous results Emergence, canopy cover, weeds, pests, senescence, disease, nutrient deficiency Example: Report Breakdown | Pests No Findings Detections Field Overview The field view provides an at-a-glance picture of the pests in the field Each dot inside the circle represents a single acre Severity - % of scan shows if there’s detected pests, including the percentage change from last report Type Includes a summary of the detected pests, including the percentage of the field with issues

Golden Grain [Video] 41

Key Takeaways | Agriculture Technology 42 RUN Differentiated Ag Tech organization: integrating product, software and machine learning talent, and operating mode with Valley’s existing industry-leading agri-business professionals, dealer network, and irrigation experts GROW Focused on growth: developing solutions to scale technologies to every pivot on the planet as well as introduce new value proposition based on new data acquisition (sensors, satellites) and data science methods TRANSFORM Disruptive technology: generating actionable information for our customers leveraging AI, machine learning and computer vision capabilities Transforming to a high-margin, solution-based, technology business Expect Ag Tech Sales to be ~$250M by 2027E and ~10% of Agriculture Segment Sales to be ARR by 2030E

Q&A

BREAK

Driving Growth and Transformation in Infrastructure Aaron Schapper Group President, Infrastructure

RUN Optimize our business with active portfolio management and pursue productivity improvements to reduce complexity and leverage resources GROW Uniquely positioned for an energy transition super cycle with solar and transmission products; leveraging solutions for reliable infrastructure and penetrating new markets with innovative distribution products and continued 5G rollout TRANSFORM Transform our future with unique offerings integrating technology-driven solutions, including inspections and lifecycle monitoring, industrial vehicle charging, smart ag infrastructure, and integrated substation solutions Key Messages | Driving Growth and Transformation in Infrastructure Targeting higher growth areas with new product launches; driving growth from our core products and high value customer solutions 46

Infrastructure Overview | Delivering Safety, Security and Reliability, Resulting in Enhanced Customer ROI 1 Includes intersegment sales. 2 Five-year period from year end 2022 through year end 2027 47 76% 24% North America International 2022 Sales Mix1 2022 Operating Income ($M) and Operating Margin $274 $354 2021 2022 $2.9B 2022 Sales1 +23% Y/Y Product Lines 2022 Sales %1 Expected 5-yr CAGR2 Transmission, Distribution & Substation 40% 4-7% Lighting and Transportation 32% 5-7% Coatings 12% 5-8% Telecommunications 11% 9-10% Solar 5% 24-32% 11.6% 12.2%

Benefiting from Durable Industry Trends 48 Vehicle Electrification EV Charging EV chargers committed in US nationally by 20303 500K Tech-Driven Solutions Smart poles installed globally by 20305 10.8M Smart Infrastructure Cellular Densification Data Usage Increase in data usage by 20284 60% 5G Energy Transition Solar Solar representation of renewable growth2 80% Transmission Transmission expansion needs by 20301 60% 1 Queued Up… But in Need of Transmission – April 2022 – Department of Energy 2 Renewables 2021, - 2021 – IEA (https://www.iea.org/reports/renewables-2021, License: CC BY 4.0) 3 FACT SHEET: Biden-Harris Administration - Electric Vehicle Chargers – whitehouse.gov (https://www.whitehouse.gov/briefing-room/statements-releases/2023/02/15/fact-sheet-biden-harris-administration-announces-new-standards-and-major-progress-for-a-made-in-america-national-network-of-electric-vehicle-chargers/) 4 Data Usage: Mobile Data Traffic Forecast – Mobility Report – Ericsson (https://www.ericsson.com/en/reports-and-papers/mobility-report/dataforecasts/mobile-traffic-forecast) 5 Smart Infrastructure: Smart Urban Infrastructure – Market Report – ABI Research 2023

Multi-Year Funding Reinforces Demand Outlook

IIJA
(Infrastructure Investment & Jobs Act)



~$550B

new spending for core and transportation infrastructure projects[1]

IRA
(Inflation Reduction Act)



~$370B

in investments for clean energy technology, manufacturing, and innovation[2]

CHIPS
(Chips & Science Act)



~$53B

for American research, development, manufacturing and workforce[3]

EFSD+
(EU Fund for Sustainable Development)



~€135B

in guaranteed investments for infrastructure projects[4]

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

[1] A Guidebook To The Bipartisan Infrastructure Law For State, Local, Tribal, And Territorial Governments, And Other Partners – May 2022 – whitehouse.gov (https://www.whitehouse.gov/wp-content/uploads/2022/05/BUILDING-A-BETTER-AMERICA-V2.pdf)
[2] Inflation Reduction Act Guidebook – August 2022 – whitehouse.gov (https://www.whitehouse.gov/wp-content/uploads/2022/12/Inflation-Reduction-Act-Guidebook.pdf [3] FACT SHEET: CHIPS and Science Act – August 2022 – whitehouse.gov (https://www.whitehouse.gov/briefing-room/statements-releases/2022/08/09/fact-sheet-chips-and-science-act-will-lower-costs-create-jobs-strengthen-supply-chains-and-counter-china/) [4] European Fund for Sustainable Development Plus – European Commission (https://international-partnerships.ec.europa.eu/funding-and-technical-assistance/funding-instruments/european-fund-sustainable-development-plus-efsd_en)

49

The Energy Transition Super Cycle

	Coal	Solar Generation	US Power Generation from Renewables	Circuit Line Miles	Energy Demand	Electric Vehicles
2020	938 B KWh[1]	76 GW[2]	21% of Total[3]	700,000[4]	4.12 T KWh[6]	0.7%[7]
2050	510 B KWh[1]	1570 GW[2]	44% of Total[3]	1,705,000[5]	7.62 T KWh[6]	31%[7]

Power Sources Will Become More Renewable.

The Need for Energy Will Increase. Power Usage Will Become More Electric.

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

[1] Annual Energy Outlook 2022 – March 2022 – EIA (US Energy Information Administration) [2] Solar Futures Study – September 2021 – US Department of Energy (https://www.energy.gov/sites/default/files/2021-09/Solar%20Futures%20Study.pdf)
[3] Annual Energy Outlook 2022 – March 2022 – EIA (US Energy Information Administration) [4] High Voltage Direct Current Transmission Report – EIA (US Energy Information Administration) [5] Net Zero by 2050 - A Roadmap for the Global Energy Sector - Summary for Policymakers – 2021 - International Energy Agency (https://iea.blob.core.windows.net/assets/7ebafc81-74ed-412b-9c60-5cc32c8396e4/NetZeroby2050-ARoadmapfortheGlobalEnergySector-SummaryforPolicyMakers_CORR.pdf) [6] The Coming Electrification of the North American Economy – March 2019 – WIRES & The Brattle Group (https://wiresgroup.com/wp-content/uploads/2020/05/2019-03-06-Brattle-Group-The-Coming-Electrification-of-the-NA-Economy.pdf) [7] International Energy Outlook 2021 – 2021 - EIA (US Energy Information Administration) https://www.eia.gov/todayinenergy/detail.php?id=50096

50

Valmont Infrastructure at the Heart of Rapidly Evolving Ecosystem Meeting Our Customers Where They Are with a Full Suite of Solutions 51

Energy Transition Driving Transmission, Distribution and Substation Growth



~$1.2B ▶ ~$1.6B

2022 Sales | 2027E Sales Target

Growth Drivers

Renewable generation capacity will double, accounting for 50% of total electricity generation in North America by 2050[1]

National network of 500K EV charging stations expected by 2030[2]

Transmission capacity must increase by ~ 60% (47K GW miles) by 2030 to support clean energy deployment in the U.S.[3]

Infrastructure Investment and Jobs Act (IIJA) includes

- $100B to improve power grid infrastructure[4]
- $174B for EV adoption and infrastructure[4]

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

[1] Annual Energy Outlook - U.S. Energy Information Administration (EIA) [2] FACT SHEET: Biden-Harris Administration - Electric Vehicle Chargers – whitehouse.gov (https://www.whitehouse.gov/briefing-room/statements-releases/2023/02/15/fact-sheet-biden-harris-administration-announces-new-standards-and-major-progress-for-a-made-in-america-national-network-of-electric-vehicle-chargers/) [3] Queued Up… But in Need of Transmission – April 2022 – Department of Energy [4] A Guidebook To The Bipartisan Infrastructure Law For State, Local, Tribal, And Territorial Governments, And Other Partners – May 2022 – whitehouse.gov (https://www.whitehouse.gov/wp-content/uploads/2022/05/BUILDING-A-BETTER-AMERICA-V2.pdf)

52

Integrated Substation Solutions Lightweight, Hybrid Distribution Structures PyraMAX® Engineered Transmission Solutions Technology AI-Driven Drone Inspection Services Transmission, Distribution, & Substation Advancing the Energy Transition Transformation Initiatives 53 Conditions Monitoring Sensors PowerShift™ SaaS Solutions Innovative and Increasingly Smart Set of Solution Offerings Meets Evolving Customer Demand ECO High-Strength Materials

Case Study | Hybrid Distribution Poles



Background

- Grid hardening has fundamentally changed the distribution pole market requiring stronger structures in coastal regions
- In order to meet these changing strength and performance requirements, structures have gotten heavier and more costly
- Distribution Market: $3B[1]

Valmont Solution / Competitive Advantage

- **Patent pending fireproof solution that can replace existing wood distribution infrastructure**
- Combining material technologies and engineering, Valmont developed a hybrid pole that allows for a weight reduction while increasing strength
- Innovative structures utilize our fiberglass spun composite material combined with Valmont pre-tensioned spun concrete

Outcomes

Replaces wood distribution poles

Same weight as wood with 6X strength

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

[1] 2022 North American Electric Distribution Market Forecast - October 2022 - The C Three Group, LLC

54

Infrastructure Investments Driving Dynamic Lighting & Transportation Growth



~$940M ▶ ~$1.3B

2022 Sales | 2027E Sales Target

Growth Drivers

Infrastructure Investment and Jobs Act (IIJA)

- $110B to roads, highway, and bridge infrastructure[1]
- $18B to electrify vehicles[1]

Tech Driven Solutions

- 10.8M units of new smart lighting structures globally by 2030[2]

Electrification of Vehicles

- 500K EV charging stations by 2030 in US[3]
- Global electric bus market 5-year CAGR of 22.9%[4]

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

[1] A Guidebook To The Bipartisan Infrastructure Law For State, Local, Tribal, And Territorial Governments, And Other Partners – May 2022 – whitehouse.gov (https://www.whitehouse.gov/wp-content/uploads/2022/05/BUILDING-A-BETTER-AMERICA-V2.pdf) [2] Smart Urban Infrastructure – Market Report – ABI Research 2023 [3] FACT SHEET: Biden-Harris Administration - Electric Vehicle Chargers – whitehouse.gov (https://www.whitehouse.gov/briefing-room/statements-releases/2023/02/15/fact-sheet-biden-harris-administration-announces-new-standards-and-major-progress-for-a-made-in-america-national-network-of-electric-vehicle-chargers/) [4] Electric Buses Market Size, Market Share, Application Analysis, Regional Outlook, Growth Trends, Key Players, Competitive Strategies and Forecasts, 2022 to 2030 – February 2023 – Research & Markets

55

Industrial Electric Vehicle Charging Agricultural Infrastructure Sustainable Bridge Structures Tech-Enabled Infrastructure Lighting & Transportation Valmont Solutions for a Tech-Enabled World 56 Transformation Initiatives Capturing Emerging Market Opportunities and Delivering High Value Solutions for Our Customers

Case Study | Industrial Vehicle Charging 1 Electric Buses Market Size, Market Share, Application Analysis, Regional Outlook, Growth Trends, Key Players, Competitive Strategies and Forecasts, 2022 to 2030 – February 2023 – Research & Markets 57 Background • EVs are a viable solution for reducing air pollution caused by conventional fossil fuel powered industrial vehicles • Global electric bus market expected to grow at CAGR of ~23% from 2022-20301 • Focusing on industrial vehicles – tractors, trucks and buses to provide organizations safe and reliable integrated solution Valmont Solution / Competitive Advantage • Charging solutions with integrated tech and data for wide variety of industrial vehicle applications • Scalable solutions from in-route charging to depot level • Valmont’s electrical infrastructure Outcomes Scalable solutions for a variety of applications Leveraged Infrastructure

Durable Infrastructure Market Expansion Driving Coatings Growth



~$360M ▶ ~$530M

2022 Sales[1] — 2027E Sales Target

Growth Drivers

Infrastructure Investment and Jobs Act (IIJA) includes investments across several industries we serve

- Roads, Bridges and Major Projects: $110B[2]
- Power Infrastructure: $65B[2]
- Public Transit: $39B[2]

Global cost of corrosion is estimated at $2.5T; corrosion control such as hot dipped galvanizing can save an estimated 15-35%[3]

Of total steel production, 25% is currently galvanized[4]

Manufacturing construction spending up 44% since 2019[5]

CHIPS and Inflation Reduction Act incentivized restoring U.S. manufacturing with $54B in federal funding and ~$250B project backlog[6]

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

[1]Includes intersegment sales. [2]https://www.whitehouse.gov/briefing-room/statements-releases/2021/08/02/updated-fact-sheet-bipartisan-infrastructure-investment-and-jobs-act/ [3]http://impact.nace.org/economic-impact.aspx [4] 2022 American Galvanizers Association Annual Report [5]Manufacturing Construction: https://www.conexpoconagg.com/news/20232024-construction-economic-forecast [6]Source Data Centers: https://www.reportlinker.com/p06321000/U-S-Data-Center-Construction-Market-Industry-Outlook-Forecast.html?utm_source=GNW

58

Coatings
Enhancing the Customer Experience with Digital Solutions



Transformation Initiatives

Unmatched Customer Experience with Valmont Coatings Connector® (VCC) Max

Lightning Service® Same Day Turnaround

Process Monitoring and Tracking
- Quality Control and Automation with GalvTrac® and TankTrac
- Safety and Automation with SecureVision
- Product Location Visibility with LiveTrac

CONSERVING RESOURCES. IMPROVING LIFE.® valmont
59

Demand for Data Driving Telecom Infrastructure Growth 60 ~$320M ~$520M 2022 Sales 2027E Sales Target Growth Drivers Spectrum Auctions: >$120B spent in U.S. on 5G spectrum5 Increased Data Consumption • Mobile data demand increased 62x since 20111 Increased 5G Network Adoption • 5G networks to cover 85% of world's population by 20282 Internet of Things (IoT) Growth • 5.5B cellular IoT connections by end of 20283 • 5G IoT connections to exceed 100M globally by 2026, achieving 1100% growth over 3 years3 Infrastructure Investment and Jobs Act (IIJA) • $65B for rural connectivity, high-speed internet, and rural broadband4 1https://seekingalpha.com/article/4596280-crown-castle-small-cells-are-opportunity2https://www.ericsson.com/4ae28d/assets/local/reports-papers/mobility-report/documents/2022/ericsson-mobility-report-november-2022.pdf3https://www.juniperresearch.com/pressreleases/5g-iot-connections-to-surpass-100-mn4https://www.usda.gov/media/press-releases/2022/10/27/biden-harris-administration-provides-759-million-bring-high-speed5https://www.spglobal.com/marketintelligence/en/news-insights/research/upcoming-global-spectrum-auctions-to-diversify-mid-band-options-for-5g

PIM Shield® Solutions Line Expansion Leverage Valmont Utility Relationships for Small Cell Deployment Global Expansion of Ericsson® Partnership InnovationLab Research & Development Group Telecom Valmont Solutions Offer Innovation from a Trusted Partner 61 Transformation Initiatives

Case Study | Long Range Drone Inspection 62 Background • Traditional helicopter inspections pose safety risks for the linemen performing them • Costs associated with these inspections are also very high • Quality of traditional inspections does not provide a high level of accuracy to customers to successfully determine all potential issues Valmont Solution / Competitive Advantage • National FAA BVLOS wavier for unmanned drone aviation • Long-range drone inspections are 86% less expensive than helicopter inspections and collect better photographic results Outcomes Safer while providing more accurate information More cost effective and better for environment

Solar Growing into World's Leading Generation Source



~$125M ▶ ~$500M

2022 Sales[1] | 2027E Sales Target

Growth Drivers

Solar generation installed power capacity to surpass coal by 2027, becoming largest generating source in the world[2]

Distributed solar generation is set for faster growth as a result of higher electricity demand, prices, and reduced grid reliability[2]

Corporations increase renewable energy commitments; average RE100 member achieving 100% renewable by 2031[3]

Countries focused on energy security and climate mitigations

New energy policy to support energy transition
- $370B Inflation Reduction Act (IRA)
- $250B REPowerEU

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

[1] Includes intersegment sales.
[2] IEA Renewables 2022 Analysis and Forecast to 2027 Revised January 2023
[3] RE100 Annual Disclosure Report 2022 January 2023

63

Global Manufacturing, Supply Chain and Sales Presence Weather Risk Mitigation Technology Drone Deployed Project Development Services Autonomous Inspection and Maintenance Services Solar Valmont Solutions Enable the Energy Transition 64 Transformation Initiatives Expanding Solar through Innovative Technology Solutions

5-year (2027E) 2030E Infrastructure Outlook and Goals 65 Projected sales to grow ~$1.5B Through strong market growth driven by the energy transition and evolution ~30% projected Solar CAGR1 Driven by the need for power sources to be more renewable $500M projected sales From new products and solutions, and geographic expansion Digital and tech revenue projected to be ~5% of sales 1 Estimated CAGR from base year 2022

Infrastructure Expected Sales Growth Bridge



$2.9B[1]
$400M
$375M
$370M
$200M
$170M
~$4.4B
2022
TD&S
Solar
L&T
Telecom
Coatings
2027E

Well-Positioned to Drive Above Market Growth

Leveraging Market Growth

- Energy Transition – transmission and solar expansion
- Vehicle Electrification – accelerated EV charging install
- 5G Densification – increasing data usage
- Tech-Driven Solutions – significant smart infrastructure demand
- Multi-year federal funding (~$975B for IIJA, IRA, CHIPS; €135B for EFSD+)

Valmont Actions

- Grow and Transform initiatives
- New products and services and geographic expansion capture higher growth opportunities
- Long-range drone inspection, maintenance & repair
- Strategically growing solar
- Built-in digital infrastructure monitoring
- Industrial charging and ag infrastructure solutions
- Pricing over inflation

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

[1] Includes intersegment sales

66

Key Takeaways | Infrastructure 67 Expect to deliver ~$1.5B of incremental revenue and margin expansion by 2027E RUN Optimize our business with active portfolio management and pursue productivity improvements to reduce complexity and leverage resources GROW Uniquely positioned for an energy transition super cycle with solar and transmission products, leverage solutions for reliable infrastructure, and penetrate new markets with innovative distribution products and continued 5G rollout TRANSFORM Transform our future with unique offerings integrating technology-driven solutions including inspections and lifecycle monitoring, industrial vehicle charging, smart ag infrastructure, and integrated substation solutions Targeting higher growth areas with new product launches; driving growth from our core products and high value customer solutions

Accelerating Growth and Transformation through Operational Excellence Diane Larkin EVP, Global Operations

Key Messages | Operational Excellence 69 Well-positioned to support capacity growth across our businesses 01 through operational excellence and strategic investments Enhanced operational excellence and lean manufacturing enables 02 optimization and efficiencies Technology drives improvement and sustainability in our 04 operations supported by an evolving innovation culture Attracting, retaining and developing next-gen talent to enable accelerated 03 growth and transformation initiatives across the businesses

Leveraging Operational Excellence to Accelerate Growth Together, Capacity Initiatives are Expected to Support 25 – 30% Volume Growth 70 Talent and Capabilities Machinery Flexible Footprint Supply Chain • Advancing human capital to be fit for the future • Retaining and developing our people • Attracting new talent and desired skillsets • Supplementing talent initiatives by transforming factories with Industry 4.0 • Scaling manufacturing with significant investment in advanced machinery over next 5 years • Higher tech machinery to efficiently generate greater outputs • Applying lean disciplines to tech footprint addresses bottlenecks • Adjusting quickly to demand fluctuation, FX/ geopolitical volatility and supply chain constraints • Focusing on geographies with low-cost by product labor content • Meeting lead time requirements through optimal footprint • Focusing on supply chain optimization to leverage volume and size • Leveraging SRM tool for data/spend analytics to inform decision-making • Creating a competitive advantage through differentiated relationships with steel mills and steel suppliers • Investing in risk assessment tools; building systems for proactive risk identification alerts Capacity Levers

Enabling Sustainable Outcomes through Strategic Priorities Advancing Operational Excellence Supports Our Capacity Levers 71 Optimizing resources and empowering talent to solve our customers’ challenges Strategic Priorities Focus on Disruptive Innovation Drive Optimization and Efficiency Industry 4.0 with connected equipment Cutting-edge technology in manufacturing processes Technology roadmap informed by business need Use of technology as a solution for labor scarcity Create capacity and build capabilities for growth and transformation Continuously evaluate global footprint strategy Systems/supply chain optimization Continuously reducing environmental externalities Enablers Enhanced Organizational Structure Culture of Lean Excellence Mature, centralized organizational structure drives standard processes Strong leadership establishing functional excellence Attract and retain talent in critical roles skilled in digital acumen and lean Elevate lean thinking and vision to world class levels Focus on continuous improvement in systems, processes and tools Drive results via systematic problem-solving and data analytics

Centralized Management Structure Enables Scalability Differentiated Structure as One Valmont 72 • Integrating shared services and operations of Valmont Solar® and Ag Solar • Sharing operations in order to gain scale • Brazil: Sharing aftermarket warehouses • Talent management and development across the organization • Collaborative supply chain and logistics Example Supporting Global Solar Businesses Delivering results through a greater customer focus, improved productivity and increased efficiency in our factories Key Focus Areas Standardization of processes Talent and operations Scalability provides buying power as we leverage One Valmont Focus on maximizing returns and value; more than just cost reductions ✓ ✓ Drives cross-site collaboration

Talent Initiatives | People are the Engine of Our Growth and Transformation Attracting, Retaining and Inspiring Our Employees is Essential to Our Overall Corporate Goals 73 Retain and Develop Talent • Be the most desirable employer • Improve working location environment • Continue to support and promote Employee Resource Groups • Implement technology to enhance the employee experience Attract New Talent and Desired Skillsets • Target new specialties / demographics (e.g., computer programmers vs. traditional welder) • Enhance and modernize facilities Transform Factories with Industry 4.0 • Enable increased capacity to support total company growth • Automate processes to address labor scarcity

Transformation Enabled by Continuous Improvement Mindset 74 Foundational Lean Mindset • Elevating lean thinking and vision to world-class levels • Focus on continuous improvement in systems, processes and tools • Drive results via systematic problem-solving and data analytics • Cultural enablers facilitate enterprise alignment Values Processes Systems Tools Individuals Core Values PASSION CONTINUOUS IMPROVEMENT DELIVER RESULTS INTEGRITY Driving a Culture Shift as We Move Further Up the Lean Maturity Scale Maturing Beyond Systems and Tools to a Culture with Lean Disciplines at its Heart

Case Study | Strategic Investing to Expand Capacity and Capability 75 Outcomes Increase large pole capacity by >10% Supports $110M in additional sales Increases pole size capability Adds state-of-the-art capability Example Infrastructure Capacity Expansion $40M investment in machinery and existing footprint expansion, adding a full large pole line that includes burning, bending and seaming Strategic investments provide high ROIC and make our existing footprint more productive with meaningful capacity enhancements Disciplined Investing to Grow Presence in Expanding Markets

• Projection Technology (e.g., light guide systems for assembly) • Autonomous welding Largest Opportunities to Grow and Transform! Disruptive Innovation to Increase Capacity, Enhance Quality, and Deliver ESG Initiatives Enterprise-wide Rollout of Disruptive Innovation Expected to be 50% Complete by 2025 76 Value Proposition • Better equipped from an engineering perspective – able to respond to customer needs quickly • ESG improvements via less energy/waste; enhanced safety features • Superior quality via repeatable processes • Cost savings driven by labor savings, maintenance reduction and decreased footprint • Product line profitability and real-time data improves ROIC • Reduces scrap and rework by increasing repeatability in our processes Industry 4.0: Factory/Processes • Collaborative robots • Electronically connected equipment • Additive manufacturing such as 3D printing • Embedded Bluetooth technology

Combined with Industry 4.0 Technology to Drive Further Increased Efficiency and Productivity Continuous Improvement through Technology and Digitization Utilizing Lean and Technology Expected to Continue to Deliver Sustainable Outcomes 77 Connected Equipment Digitization of data and information Industrial Technology Autonomous welding, 3D printing and other technologies Targeted Improvements Significant increase in irrigation demand in 2022 Identified bottlenecks and streamlined shipping 30% output increase with no additional machinery and minimal investment Increasing Productivity Proliferating robotics increases output while decreasing costs 40% productivity gain where Cobots are deployed Optimizing Lead Times Connected information flow for equipment Provides real-time data that’s actionable 15% lead time improvement from decreased machine downtime and increased product throughput Improving Sourcing Launched Supplier Relationship Management (SRM) - provides risk assessment on supplier and enables strategic sourcing 85%of spend in risk management tool successfully mitigated 100% of risk events

Outcomes Builds grid resiliency and meets growing demand for transmission poles Net Metering Agreement for generated energy to be sold back to grid at retail price Creates northern U.S. concrete utility market presence Scope II net zero facility; solar field will offset site's electricity consumption Case Study | Sustainability is Embedded into Our Operations Sustainability Provides a Competitive Advantage by Conserving Resources and Improving Life 78 HIGHLIGHT: Sustainable Manufacturing Expansion Spun concrete manufacturing facility in Bristol, Indiana to create low carbon concrete poles with 500kW-AC solar array Incorporates a proprietary blend of eco-concrete, proven to reduce CO2 emissions by 50%

Driving Towards World-Class Operations to Enable Our Grow and Transform Initiatives Continuous Improvement Mindset as We Build on Our Strong Foundation to Deliver Customer Solution Excellence 1 Top Decile 79 World-Class Operations Superior level of organizational performance creating exceptional customer experience Characteristics Integrated within the community A market leader Most desired employer Customer experience crafted within strategy Continuously improving towards True North Data-driven organization Leading through Innovation Culture A Culture of Zero: Drive to Zero Incidents Drive to Zero Customer Complaints A Culture of Excellence: Lean thinking Grass roots driven Accountability Data driven Relentless pursuit of perfection Measures of Success World-Class1 Industry Average Safety Retention Quality Delivery Cost

Key Takeaways | Operational Excellence 80 Enhanced operational excellence and lean manufacturing enables optimization and efficiencies 02 Technology drives improvement and sustainability in our operations supported by an evolving innovation culture 04 Well-positioned to support capacity growth across our businesses through operational excellence and strategic investments 01 Attracting, retaining and developing talent with lean and digital acumen as we accelerate grow and transform initiatives across the businesses 03

Accelerating Run Grow Transform with a Disciplined Financial Framework Avner Applbaum EVP and CFO

Evolving into a higher quality and more dynamic organization that is less cyclical and enhances customer value Key Messages 82 GROW TRANSFORM RUN Built for sustainable outperformance and growth Outperforming despite different market volatility and economic cycles Driving geographic expansion and investing in new product development Focus on driving growth faster than markets we serve and building transformative skills Driving higher portion of transformative, high-value revenue Increasing digital revenue with an emphasis on ARR; more stable revenue with higher margins, better cash flow and higher ROIC Introducing 5-year financial targets with a focus on growing accretive businesses, emphasizing improved quality of earnings through volume leverage, and driving stable and higher value revenue through Grow & Transform initiatives and digitalization efforts Balanced capital allocation framework supports both reinvesting in the business and returning capital to shareholders

Strong Track Record of Historical Performance Continuing to Deliver Sustainable, Long-Term Profitable Growth and Demonstrate Resiliency Proven ability to execute in all economic scenarios as we continuously maximize profitability and expand margins through strategic pricing and operational excellence 83 1 Excludes restructuring charges, impairments and significant one-time adjustments. Please see Company’s Reg. G table at the end of presentation. Net Sales ($M) + 16% CAGR $2,767 $2,895 $3,502 $4,345 2019 2020 2021 2022 $228 $268 $334 $450 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2019 2020 2021 2022 $6.73 $8.18 $10.92 $13.82 2019 2020 2021 2022 Adjusted Operating Income ($M) & Margin1 + 25% CAGR Adjusted Diluted EPS1 + 27% CAGR 8.2% 9.3% 9.5% 10.3%

Continuing to Drive Long-Term Shareholder Value through Cycle 84 33% 128% 111% 169% 328% -13% 23% 38% 178% 258% -9% 24% 44% 191% 264% 1 Year 3 Years 5 Years 10 Years 15 Years Total Shareholder Return1 VMI S&P MidCap 400 Index S&P 400 Industrial Machinery 1 FactSet as of 12/31/2022 Shareholder Value Creation Model • Consistent financial performance as we deliver solutions to address customer challenges • Resilient business model and organization that perform well during various economic cycles • Strategically aligned with end markets that are less correlated with macroeconomic factors • Capital deployment framework enabled by reliable cash generation that balances shareholder return with growth investments

Liquidity Available Credit under Revolving Credit Facility2 $544 M Total Available Liquidity $717 M April 1, 2023 Cash $173 M Total Long-Term Debt $986 M Shareholders’ Equity $1,598 M Total Debt to Adj. EBITDA1 1.7x Built Exceptionally Strong, Flexible Balance Sheet with Ample Liquidity 1 See appendix for calculation of Adjusted EBITDA and Leverage Ratio. 2 $800M Total Revolver less borrowings and Standby LC’s of $256M. 3 Includes unamortized discount costs and debt issuance costs 85 $787 $766 $965 $878 $1,025 2.4x 2.1x 2.2x 1.5x 1.7x 2019 2020 2021 2022 Q1'23 Total Debt ($M) and Total Debt to Adj. EBITDA1 Q1’233 Well-Positioned for Future Growth • Long-term debt mostly fixed-rate, with long-dated maturities to 2044 and 2054; Investment grade credit rating from Fitch, Moody’s, and S&P • Total Debt to Adjusted EBITDA remains within our desired range of 1.5 to 2.5 times • Capital allocation strategy focused on strategically supporting business growth

$210 $210 $(42) $233 $(100) $(50) $- $50 $100 $150 $200 $250 2019 2020 2021 2022 Robust Free Cash Flow Generation Supports Value Creation 1 We use the non-GAAP measure of FCF, which we define as GAAP net cash flows from operating activities reduced by capex. We believe that FCF is a useful performance measure for management and useful to investors as the basis for comparing our performance with other companies. Our measure of FCF may not be directly comparable to similar measure use by other companies. Please see Reg G reconciliation to GAAP measures at the end of document. 86 GAAP 144% 149% (21%) 93% Adj. N/A 131% (19%) 82% Free Cash Flow1 ($M) Historical FCF Conversion by Year1 Proactive inventory management to support growing customer demand and mitigate supply chain disruptions created temporary cash outflow Continuing to Drive Cash Generation • Focused on cash conversion cycle • Digital Business Platforms & automation driving working capital reduction • Lower working capital intensity driven by Grow and Transform initiatives • Operational excellence and lean manufacturing driving supply chain and inventory optimization • Disciplined, process-oriented approach to business investments

Disciplined and Balanced Approach to Capital Allocation

Use of Cash from Q1 2020 through Q1 2023: $1,134 Million

Growing Our Business & Fueling Innovation

29% — **$330M Capital Expenditures**

- ~45% Growth, ~45% Maintenance and ~10% Digital
- Investments to support strategic growth initiatives, digital customer experience, Industry 4.0 advanced manufacturing & ESG
- Prioritize capital projects with high ROIC

38% — **$434M Acquisitions[1]**

- Strategic fit: technology / capability expansion, portfolio enhancement, high-growth businesses, geographic expansion
- Focus on revenue growth and high ROIC
- Rigor around due diligence and integration

Returning Cash To Shareholders

12% — **$136M Dividends**

- Committed to supporting and growing dividend
- Payout ratio target: 15% of earnings
- Current payout: ~17%
- 60% dividend growth in the past 3 years

21% — **$234M Share Repurchases**

- Opportunistic approach, supported by free cash flow and minimum annual amount to offset dilution
- ~$370M remains on current authorization

Capital Allocation Framework Aligned with Growth Strategy and Shareholder Value Creation

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

[1] Includes $66M purchase of non-controlling interest of AgSense, Convert Italia, Torrent, and West Coast Engineering

87

Reinvesting to Enable Grow and Transform Strategy

Capital Expenditures by Category



~$135M
$97M
$107M
$108M
$93M
2019
2020
2021
2022
Next 5yr Annual Average
Maintenance
Growth
Digital

Targeted CapEx to support our high growth markets, address labor constraints, improve productivity and accelerate innovation

Grow Investment Examples

International Irrigation Expansion

Historical

$25M Capital Investment

100% Additional Capacity

Infrastructure: Large Pole Capacity Expansion

Pipeline

$40M Capital Investment

>10% Additional Capacity

Transform Investment Examples

Infrastructure: Coatings Customer Communication Solution

Historical

$3M Capital Investment

~4x Net Promoter Score Improvement

Agriculture Aftermarket Digitization

Pipeline

$20M Capital Investment

>2x Sales Growth

Driving Growth with a Disciplined Approach to Investing in High ROIC Projects

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

88

Supporting Strategy through Disciplined Approach to M&A Expanding Grow and Transform Opportunities 89 Strategic Filters • Technology / Capability Expansion • Portfolio Enhancement • High-Growth Businesses • Geographic Expansion Our Goal Create value and accelerate our Run Grow Transform framework by investing in businesses that expand our opportunity set in logical adjacencies, while ensuring financial returns through proven underwriting rigor and integration skills Financial Criteria • Revenue growth • ROIC > Cost of Capital by Year 3 • Free Cash Flow Generation

Infrastructure Infrastructure Infrastructure Infrastructure Infrastructure Infrastructure Agriculture Agriculture Agriculture Infrastructure 2018 2018 2018 2018/2019 2019 2019 2020 2021 2021 2022 ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Augmenting Grow and Transform with M&A Creating an Ecosystem of Innovation by Integrating Capabilities in High-Growth Areas through Disciplined M&A 90

Case Study | ConcealFab® Acquisition



Transaction Overview

- Valmont purchased majority share in 2022
- Industry leader in passive intermodulation (PIM) mitigation solutions and telecom equipment concealment
- Approximately $50 million in revenue

Serving as an Example for Future Transactions

- Accelerates expansion in telecom markets in partnership with industry leader Ericsson, who remains a minority owner
- Incorporates innovative 5G infrastructure and improved cell signal strength solutions into our advanced infrastructure portfolio
- Decreased customer concentration in a consolidated industry
- Leverages our engineering expertise and global manufacturing footprint to enhance our access to markets and carriers around the world

Passive Intermodulation Mitigation



Mount Kits



Insulated Cable Supports

Communication Infrastructure



4G/5G Concealed Poles

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

91

• 2022 sales include the offshore wind energy structures business which was divested at the end of fiscal 2022 • Effective tax rate of 28% to 29%, primarily due to expected geographic mix of earnings • Minimal expected foreign currency translation impact to net sales • Capital expenditures expected to be in the range of $105 to $125 million to support strategic growth and digital transformation initiatives • Continued elevated inflation, raw material costs aligned with current price projections, and ongoing R&D investments Reaffirming 2023 Financial Outlook 1 Please see Reg G reconciliation to GAAP measures at the end of document. 92 $15.45 - $16.00 Adjusted Diluted EPS1 4 - 7% Increase in Net Sales Y/Y $14.80 - $15.35 Diluted EPS Key Assumptions

Key Assumptions Continuing to Drive Sustainable Outperformance 5-Year Financial Targets Run Grow Transform Strategy Driving Expectations Higher and Enabling a More Resilient Business 1 Estimated compound annualized growth rates from base year 2022; organic sales growth only 93 12 - 15% EPS Growth1 5 - 8% Net Sales Growth1 >14% Operating Margin 1.0x Net Earnings FCF Conversion >18% ROIC • Greater near to medium term focus on funding growth with R&D and digital innovation • FCF conversion target is long-term over the cycle • Financial targets based on performance through the cycle • Excludes future divestitures

Valmont Actions • Operating leverage on capturing market growth • Accretion from growth in high margin product lines Our Path to Sustainable Profitability 94 >14% 0.3% 10.3% 10.0% High Value Customer Solutions Enable Operating Margin Expansion Leveraging Volume Growth • Grow & Transform initiatives • Operational excellence and digital transformation • Pricing over inflation • Net of R&D and digital innovation investments 1 Please see Reg G reconciliation to GAAP measures at the end of document. ~2.5% ~1.5% 1

Well-Positioned to Deliver Greater than 18% ROIC by 2027E

~9%
ROIC[1]
2019

~13%
ROIC[1]
2022

>18%
ROIC
2027E

Improving Capital Efficiency
Working capital efficiency, asset utilization and portfolio management

High Value Customer Solutions
Higher ROIC from high growth areas across the portfolio; lower working capital intensity

Operating Margin Expansion
Volume growth leverage, strategic pricing power & operational excellence

Clear Strategy to Capture High Growth Opportunities and Drive Significantly Higher ROIC

CONSERVING RESOURCES. IMPROVING LIFE.® valmont

[1] Please see Reg G reconciliations to GAAP measures at end of presentation

95

Evolving into a higher quality and more dynamic organization that is less cyclical and enhances customer value Key Takeaways | Finance 96 GROW TRANSFORM RUN Built for sustainable outperformance and growth Outperforming through different economic cycles and market volatility Driving geographic expansion and investing in product development Focus on driving growth faster than markets we serve and building transformative skills Driving higher portion of transformative, high-value revenue Increasing digital revenue with an emphasis on ARR; more stable revenue with higher margins, better cash flow and higher ROIC Introducing 5-year financial targets with a focus on growing accretive businesses, emphasizing improved quality of earnings through volume leverage, Grow & Transform initiatives and digitization will drive more stable and higher value revenue Balanced capital allocation framework supports both reinvesting in the business and returning capital to shareholders

Built for Sustainable Outperformance Steve Kaniewski President and CEO

Key Takeaways 98 Introducing “Run Grow Transform” framework to guide Valmont into higher-quality growth sectors where our value proposition aligns to our customers’ needs 02 Leveraging technology and digitization throughout our organization to deliver innovative product solutions, drive digital transformation and grow earnings through the cycle 03 Delivering reliable growth while significantly expanding operating margins and ROIC to drive consistently strong value creation for shareholders 05 Enduring business built on a solid foundation that compounds through outperformance, innovation and operational excellence that’s uniquely positioned to serve our expanding markets 01 Continuing to embed ESG across our organization as we deliver products, services and solutions that conserve resources and improve life 04

Q&A

Appendix

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 101 The non-GAAP tables below disclose the impact of the loss from divestiture of the offshore wind energy structures business on fiscal 2022 results. Further, the non-GAAP tables below disclose the impact of intangible asset amortization (Prospera) and stock-based compensation recognized for the Prospera employees on fiscal 2022 results. We believe the adjustments for Prospera allow for a better investor understanding of Agriculture segment performance related to traditional segment products. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings and operating income to be taken into consideration by management and investors with the related reported GAAP measures. 1 Earnings per share includes rounding 2 The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 102 Operating Income Reconciliation Operating income - as reported $ 354,499 $ 179,263 $ 2,259 $ (102,772) $ 433,249 Stock-based compensation - Prospera — 9,896 — — 9,896 Prospera intangible asset amortization — 6,580 — — 6,580 Adjusted Operating Income $ 354,499 $ 195,739 $ 2,259 $ (102,772) $ 449,725 Net Sales - as reported 2,909,746 1,335,285 100,219 N M 4,345,250 Operating Income as a % of Net Sales 12.2% 13.4% 2.3 % N M 10.0 % Adjusted Operating Income as a % of Net Sales 12.2% 14.7% 2.3 % N M 10.3 % Infrastructure Agriculture Corporate Valmont Fifty-three weeks ended December 31, 2022 Other

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 103 The non-GAAP tables below disclose the impact of intangible asset amortization (Prospera) and stock-based compensation recognized for the Prospera employees on fiscal 2021 results. We believe the adjustments for Prospera allow for a better investor understanding of Agriculture segment performance related to traditional segment products. The non-GAAP tables below also disclose the impact of the nonrecurring impairment of long-lived assets for the offshore wind energy structures business, a write off a receivable following arbitration of a commercial transaction from 2014, acquisition diligence, and severance expenses on segment operating income and net earnings as well as the impact of the U.K. tax rate change on net earnings (adjusts GAAP tax rate from 19.0% to 22.5%) on fiscal 2021 results. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings and operating income to be taken into consideration by management and investors with the related reported GAAP measures. 1 Earnings per share includes rounding 2 The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 104 Operating Income Reconciliation Operating income - as reported $ 273,598 $ 137,027 (40,192) $ (83,648) $ 286,785 Impairment of long-lived assets — — 27,911 — 27,911 Prospera intangible asset amortization — 3,396 — — 3,396 Stock-based compensation - Prospera — 5,240 — — 5,240 Write-off of a receivable, pre-tax — — 5,545 — 5,545 Acquisition diligence expense, pre-tax — — — 1,120 1,120 Severance expense, pre-tax 500 910 2,642 — 4,052 Adjusted Operating Income $ 274,098 $ 146,573 $ (4,094) $ (82,528) $ 334,049 Net Sales - as reported 2,361,524 1,017,050 123,001 NM 3,501,575 Operating Income as a % of Net Sales 11.6% 13.5% (32.7) % NM 8.2 % Adjusted Operating Income as a % of Net Sales 11.6% 14.4% (3.3) % NM 9.5 % Infrastructure Agriculture Corporate Valmont Fifty-two weeks ended December 25, 2021 Other

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 105 The non-GAAP tables below disclose the impact of goodwill, tradenames, and a facility, restructuring costs on segment operating income and net earnings as well as the impact of the U.K. tax rate change on net earnings (adjusts statutory tax rate from 17% to 19%). Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings and operating income to be taken into consideration by management and investors with the related reported GAAP measures. 1 Earnings per share includes rounding 2 The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 106

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 107 Return on Invested Capital is a non-GAAP measure. Accordingly, Invested Capital and Return on Invested Capital should not be considered in isolation or as a substitute for net earnings, cash flows from operations or other income or cash flow data prepared in accordance with GAAP or as a measure of our operating performance or liquidity. The table below shows how Invested Capital and Return on Invested Capital are calculated from our income statement and balance sheet. Return on Invested Capital is calculated as Operating Income (after-tax) divided by the average of beginning and ending Invested Capital. Invested Capital represents total assets minus total liabilities (excluding interest-bearing debt). Return on Invested Capital is one of our key operating ratios, as it allows investors to analyze our operating performance in light of the amount of investment required to generate our operating profit. Return on Invested Capital is also a measurement used to determine management incentives.

Regulation G Reconciliation of Forecasted GAAP and Adjusted Earnings (Dollars in thousands, except per share amounts) 108 The non-GAAP tables below disclose the impact on the range of estimated diluted earnings per share of the (1) amortization of the intangible asset (Prospera) and (2) stock-based compensation for Prospera employees. We believe the adjustments for Prospera allow for a better investor understanding of Agriculture segment performance related to traditional segment products. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings to be taken into consideration by management and investors with the related reported GAAP measures. Reconciliation of Range of Net Earnings - 2023 Guidance Estimated net earnings - GAAP $ 318,250 $ 330,050 Prospera intangible asset (proprietary technology) amortization, pre-tax 6,600 Stock-based compensation - Prospera, pre-tax 9,800 Total pre-tax adjustments 16,400 Estimated tax benefit from above expenses1 (2,450) Total Adjustments, after-tax $ 13,950 Estimated net earnings - Adjusted $ 332,200 $ 344,000 Diluted Earnings Per Share Range - GAAP2 $ 14.80 $ 15.35 Diluted Earnings Per Share Range - Adjusted2 $ 15.45 $ 16.00 Low End High End Adjustment 1 The tax effect of adjustments is calculated based on the estimated income tax rate in each applicable jurisdiction. 2 Assumes weighted average shares outstanding of 21.5M, and includes rounding

2013-2022 Historical Free Cash Flow1,2 109 1 Adjusted earnings for purposes of calculating FCF conversion may not agree to the adjusted net earnings. The difference is due to non-recurring expenses which were settled in cash in the year of occurrence as part of net cash flows from operating activities. 2 We use the non-GAAP measure of FCF, which we define as GAAP net cash flows from operating activities reduced by capex. We believe that FCF is a useful performance measure for management and useful to investors as the basis for comparing our performance with other companies. Our measure of FCF may not be directly comparable to similar measures used by other companies.

Calculation of Adjusted EBITDA and Leverage Ratio Certain of our debt agreements contain covenants that require us to maintain certain coverage ratios. Our Debt/Adjusted EBITDA may not exceed 3.5X Adjusted EBITDA (or 3.75X Adjusted EBITDA after certain material acquisitions) of the prior four quarters. See “Leverage Ratio “ below. Dollars in thousands. 110

Leadership Bios

Leadership Bios Steve Kaniewski, President & CEO Stephen G. Kaniewski is the president and chief executive officer of Valmont, where he has been driving digital transformation and improving margins through operating efficiencies and pricing action within the organization since assuming his role in 2018. With a vision for the future of Valmont centered on sustainable growth and innovative solutions, Steve is focused on advancing agricultural productivity and creating vital infrastructure for communities and economies. Under Steve's leadership, Valmont delivers inventive and sustainable solutions to help address pressing global challenges, including climate change, food security and urbanization. He is committed to sustainability, championing the development of sustainable products and processes within Valmont to ensure the company is well-positioned to meet the demands of a growing population. Steve believes Valmont’s core values of passion, integrity, continuous improvement, and delivering results are the pillars to building a solid culture and achieving long-term success. Before becoming CEO, Steve held various leadership positions at Valmont, including president and chief operating officer, group president of the utility support structures business segment, and vice president of global operations for the irrigation business segment. He joined Valmont in 2010 as Chief Information Officer and has a proven track record of driving growth and innovation. He received a Bachelor of Science degree from Santa Clara University in 1994. Beyond Steve's work with Valmont, he is committed to making a positive impact in the community, providing strategic guidance and helping advance the mission of several local and national organizations and universities: Board of Directors, U.S. Chamber of Commerce; Board Member, National Association of Manufacturers; Board Member, United Way of the Midlands; Trustee, Bellevue University; Trustee, Creighton University; Board Member, Strategic Command Consultation Committee; Board of Governors – Aksarben Foundation 112

Leadership Bios Aaron Schapper, Group President, Infrastructure In his role as group president, infrastructure, Aaron is responsible for the strategic leadership of the infrastructure segment. His focus is on executing a global approach for Valmont, leveraging the company’s footprint, talent and technology. Aaron joined Valmont in 2011 as the vice president and general manager, international irrigation. In 2015, he added the responsibilities of global-engineering oversight before being named president of utility in 2016. Aaron started his engineering career in the composites industry in 1999, moving to China in 2002, where he created and led the engineering department at Orbit Irrigation, based in Shanghai. His roles quickly grew to encompass quality, operations, marketing and Asia sales. When Aaron was promoted to general manager in 2007, his duties expanded to include acquisitions and the establishment of the company’s green-field manufacturing sites in Ningbo, China, and Taipei, Taiwan. Aaron served in that capacity until joining Valmont. Aaron has earned numerous degrees, including a Bachelor of Arts in Mandarin Chinese and a Bachelor of Science in mechanical engineering from the University of Utah, as well as a Master of Business Administration from Northwestern University’s Kellogg School of Management. 113

Leadership Bios Josh Dixon, President, Global Irrigation In his role as president, irrigation, Josh leads a team focused on the sustainable, profitable growth of the irrigation business around the globe. Josh joined Valmont Irrigation in 2015 as vice president of global operations, responsible for global manufacturing, process engineering, supply chain management, quality, order management, safety and logistics. In 2016, he was promoted to vice president & general manager of Valley International and in 2022, promoted to president of Irrigation. Prior to joining Valmont, Josh held various positions at Lear Corporation, General Electric’s Motor Division, Danaher Inc.’s Dynapar Encoder Business and Belden Corp. He is an experienced global executive who has deep, wide-ranging knowledge of lean enterprise, supply chain, operations management, product management, strategic planning, marketing, mergers and acquisitions and acquisition integration. He has an MBA from Purdue University’s Krannert School of Management, as well as a BS in engineering from Michigan State University. In 2019, he was appointed honorary consul of the Republic of Kazakhstan, representing the territories of Nebraska and Kansas. 114

Leadership Bios Daniel Koppel, President, Agriculture Technology In his role as president of Ag Tech, Daniel guides the strategy and development of the company’s ag tech products and services. His passion for building technological solutions that feed the world led to the successful global expansion and acquisition of Prospera by Valmont Industries in 2021. Daniel led the integration of Prospera’s crop analysis and irrigation anomaly detection solutions with Valley center pivot machines, resulting in strong adoption and greater yields for the grower. Daniel earned a B.Sc. in computer science from The Hebrew University. 115

Leadership Bios Diane Larkin, EVP, Global Operations In her role as executive vice president of global operations at Valmont, Diane leads efforts to maximize the company’s manufacturing footprint across the entire enterprise. She’s also responsible for developing a long-term strategy for aligning operational performance with the global strategic plan and its growth initiatives. Diane joined Valmont in the summer of 2020, bringing decades of strategic operations and manufacturing experience with her. She earned her Bachelor of Arts in political science from UCLA. Diane then served as an officer in the United States Army for 10 years before entering the private sector. 116

Leadership Bios Avner Applbaum, EVP & Chief Financial Officer Avner joined Valmont in 2020 as executive vice president and chief financial officer. He is responsible for developing and implementing the company’s financial strategy. Avner oversees financial activities, including accounting and controllership, financial planning and analysis, tax, investor relations, internal audit and treasury. In addition, he leads the IT infrastructure, cybersecurity and technology innovation functions. Prior to joining Valmont, Avner held several CFO positions for private equity-backed companies and spent more than 15 years in senior financial and operational roles in publicly traded manufacturing companies, including Ametek, Belden and TE Connectivity (formerly Tyco Electronics). Earlier in his career, he worked for Ernst & Young. Avner has a proven track record of enhancing shareholder value, leveraging lean and technological advancements. His experience includes developing and deploying lean management systems and forecasting models to provide consistent, accurate and reliable information, supporting strategic decision making. Avner received his Bachelor of Arts in accounting/economics from Bar-Ilan University in Israel and is a certified public accountant. 117

Leadership Bios Renee Campbell, SVP, Investor Relations & Treasurer As senior vice president, investor relations and treasurer, Renee supports the company’s long-term growth strategy, focusing on investor relations strategy, capital allocation and capital structure, treasury operations, cash management and risk management. One of Renee’s key responsibilities is creating a treasury center of excellence focused on cash optimization, capital allocation and working-capital improvement, assuring that the finance function achieves its strategic goals and enhances stakeholder value. She also directs the communication of sustainability and corporate social-responsibility efforts and serves as the company’s liaison for all government, public and media relations. Renee began her career at Valmont in 1995, holding a variety of increasingly responsible financial-management roles, including vice president, investor relations and corporate communications. She has been instrumental in advancing the company’s investor relations strategies across the organization by broadening awareness of Valmont among institutional investors and educating current and prospective investors about the company’s business strategy, performance and outlook. Renee’s career path includes serving as director of corporate treasury at West Corporation and vice president of global cash operations at ACI Worldwide. She earned her BS in business administration from the University of Nebraska — Lincoln. 118